COLUMBIA FUNDS SERIES TRUST I
                                  (the "Trust")

      Supplement to the Prospectus dated January 1, 2006 (the "Prospectus")

          Columbia Oregon Intermediate Municipal Bond Fund (the "Fund")
                                 Class Z Shares
                   (Replacing Supplement dated March 27, 2006)

         The Fund's Prospectus is hereby supplemented with the following information:

1. The back cover of the Prospectus in the section titled "For More Information" is revised to include the name of the Trust, "Columbia Funds Series Trust I."

2. The Investment Company Act file number on the back cover of the Prospectus is revised to read "811-4367."

3. The "Calendar Year Total Returns" and "Average Annual Total Returns" tables for the Fund in the section entitled "Performance History" are updated and restated in their entirety as follows:

Calendar Year Total Returns (Class Z)

----------- --------- --------- ---------- ---------- ---------- ---------- ------------ ---------- ---------
1996        1997      1998      1999       2000       2001       2002       2003         2004       2005
----------- --------- --------- ---------- ---------- ---------- ---------- ------------ ---------- ---------
----------- --------- --------- ---------- ---------- ---------- ---------- ------------ ---------- ---------

----------- --------- --------- ---------- ---------- ---------- ---------- ------------ ---------- ---------
----------- --------- --------- ---------- ---------- ---------- ---------- ------------ ---------- ---------
3.77%       8.36%     5.58%     -2.65%     10.28%     4.55%      9.24%      5.16%        4.03%      2.94%
----------- --------- --------- ---------- ---------- ---------- ---------- ------------ ---------- ---------

For the periods shown in bar chart:
Best quarter: 3rd quarter 2002, +4.79%
Worst quarter: 3rd quarter 2004, -2.07%

Average Annual Returns - For Periods Ended December 31, 2005

                                    Inception        1 Year         5 Years           10 Years
                                      Date

                                     7/2/84
Class Z (%)
Return Before Taxes                                  2.94              5.16             5.07
Return After Taxes on Distributions                  2.94              5.06             4.96
Return After Taxes on Distributions                  3.31              5.03             4.97
    and Sale of Fund Shares

-----------------------------------------------------------------------------------------------------
Lehman Brothers General Obligation Bond Index (%)    2.85              5.31             5.58

4. The section entitled "Legal Proceedings" is revised in its entirety as follows:


LEGAL PROCEEDINGS
-------------------------------------------------------------------------------

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.




INT-47/110645-0506                                                  May 5, 2006